                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CELERITY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:


|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
                                  -----------------------------
     (2)   Form, Schedule or Registration Statement No.:
                                                        ------------
     (3)   Filing Party:
                        ------------------------------------
     (4)   Date Filed:
                      --------------------------------------

                             CELERITY SYSTEMS, INC.
                            122 PERIMETER PARK DRIVE
                           KNOXVILLE, TENNESSEE 37922












Dear Shareholder:

      You are cordially invited to attend the Special Meeting of Shareholders of Celerity Systems, Inc. The Special Meeting will be held on Monday, December 30, 2002, at 201 South Biscayne Boulevard, Suite 2000, Miami, Florida 33131, at 10:00 a.m., local time.

      Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

      We hope to see you at the meeting.

                                   Sincerely,

                                   /s/ Robert B. Legnosky

                                   Robert B. Legnosky,
                                   President and Director


December 18, 2002

                             CELERITY SYSTEMS, INC.
                            122 PERIMETER PARK DRIVE
                           KNOXVILLE, TENNESSEE 37922


                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 30, 2002

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "SPECIAL MEETING") of Celerity Systems, Inc. (the "COMPANY") will be held on Monday, December 30, 2002, at 201 South Biscayne Boulevard, Suite 2000, Miami, Florida 33131, at 10:00 a.m., local time, for the following purposes, as more fully described in the attached Proxy Statement:

1. To elect three directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

2. To amend the Company's Certificate of Incorporation to increase the authorized common stock to 5,000,000,000 shares;

3. To ratify the appointment of the Company's independent accountants for 2002 and 2003; and

4. To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 17, 2002, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at 201 South Biscayne Boulevard, Suite 2000, Miami, Florida 33131.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT
You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                                          By Order of the Board of Directors,

                                          /s/ Robert B. Legnosky

                                          Robert B. Legnosky,
                                          President and Director


December 18, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                        PAGE NO.
                                                                        --------

ABOUT THE MEETING............................................................4

      WHAT IS THE PURPOSE OF THE SPECIAL MEETING?............................4

      WHO IS ENTITLED TO VOTE?...............................................4

      WHO CAN ATTEND THE MEETING?............................................4

      WHAT CONSTITUTES A QUORUM?.............................................4

      HOW DO I VOTE?.........................................................5

      WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?................5

      CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?.....................5

      WHAT ARE THE BOARD'S RECOMMENDATIONS?..................................5

      WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?............................5


STOCK OWNERSHIP..............................................................7

      BENEFICIAL OWNERS......................................................7

      DIRECTORS AND EXECUTIVE OFFICERS.......................................8

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE................8

PROPOSAL 1 - ELECTION OF DIRECTORS...........................................9

      DIRECTORS STANDING FOR ELECTION........................................9

      RECOMMENDATION OF THE BOARD OF DIRECTORS...............................9

      DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING.................9

            MEETINGS........................................................10

            COMMITTEES OF THE BOARD OF DIRECTORS............................10

            AUDIT COMMITTEE REPORT..........................................10

            COMPENSATION OF DIRECTORS.......................................10

      EXECUTIVE COMPENSATION................................................10

      SUMMARY COMPENSATION TABLE............................................10

      EMPLOYMENT AGREEMENT..................................................12

      STOCK OPTION PLANS....................................................12

      CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY...............13

PROPOSAL 2- AMENDMENT TO THE CERTIFICATE OF INCORPORATION...................16

      RECOMMENDATION OF THE BOARD OF DIRECTORS..............................16

      DESCRIPTION OF CAPITAL STOCK..........................................17

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.........21

      Recommendation Of The Board Of Directors..............................21

OTHER MATTERS...............................................................22

INDEPENDENT ACCOUNTANTS.....................................................22

ADDITIONAL INFORMATION......................................................23

                             CELERITY SYSTEMS, INC.
                            122 PERIMETER PARK DRIVE
                           KNOXVILLE, TENNESSEE 37922

                              ---------------------

                                 PROXY STATEMENT
                                DECEMBER 18, 2002
                            -------------------------

      This proxy statement contains information related to the special meeting of shareholders of Celerity Systems, Inc. to be held on Monday, December 30, 2002, at 201 South Biscayne Boulevard, Suite 2000, Miami, Florida 33131, at 10:00 a.m., local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING


WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

      At the Company's special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the amendment of the Company's Certificate of Incorporation to increase the authorized common stock to 5,000,000,000 shares, and the ratification of the Company's independent accountants for 2002 and 2003.


WHO IS ENTITLED TO VOTE?

      Only shareholders of record on the close of business on the record date, December 17, 2002, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote per share on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class. See "Description of Securities."

DESCRIPTION OF CAPITAL STOCK            NUMBER OF VOTES            TOTAL VOTES
-------------------------------------   -------------------    ---------------
Common Stock                            One Vote Per Share         248,970,579

                                                               ---------------
Total Voting Shares                                                248,970,579

WHO CAN ATTEND THE MEETING?
------------------------------------------------------------------------------

      All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:30 a.m., and seating will begin at 9:45 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.


WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 248,970,579 votes. As such, holders of at least 124,485,290 shares (I.E., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         o  FOR the election of the nominated slate of directors (see page 10);

         o FOR the amendment of the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock to 5,000,000,000 shares (see page 17); and

         o FOR the ratification of independent accountants for 2002 and 2003 (see page 21).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withhold Authority" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

      INCREASE IN AUTHORIZED SHARES. For the amendment of the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock to 5,000,000,000, the affirmative vote of the holders of a majority of the outstanding shares will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      RATIFICATION OF THE INDEPENDENT ACCOUNTANTS. The affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote thereon will be required to ratify the Company's independent accountants for 2002 and 2003. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP


BENEFICIAL OWNERS

      COMMON STOCK. As of December 4, 2002, other than the persons identified below, no person owned beneficially more than five percent (5%) of the Company's common stock. There are no other classes or series of capital stock outstanding.

                                                         SHARES
                                                   BENEFICIALLY        PERCENT
  NAME AND ADDRESS (1)      TITLE OF CLASS                OWNED    OF CLASS(2)
  --------------------      --------------                -----    -----------
Holland, Gerald             Common Stock             22,082,019           8.9%

Holland, Teresa             Common Stock             22,082,019           8.9%

Leddington, Robin           Common Stock(3)          12,618,297           5.1%

-----------------------
(1) Unless otherwise stated, the address of each principal shareholder shall be c/o Celerity Systems, Inc., 122 Perimeter Park Drive, Knoxville, Tennessee 37922.

(2) Applicable percentage of ownership is based on 248,970,579 shares of common stock outstanding as of December 4, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. There are no outstanding options, warrants or other securities convertible or exercisable into shares of common stock within 60 days of December 4, 2002 because Celerity Systems does not have any authorized but unissued shares of common stock and will not within such 60 day period. Because Celerity Systems does not have a sufficient number of authorized shares of common stock, Celerity Systems has treated all holders of convertible or exercisable securities as not being convertible or exercisable into common stock within 60 days.

DIRECTORS AND EXECUTIVE OFFICERS

      The following table shows the amount of capital stock of the Company beneficially owned by the Company's directors, the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group as of December 4, 2002. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of December 4, 2002, the Company had 248,970,579 shares of common stock outstanding and no shares of preferred stock outstanding.

                                                   SHARES
                                                BENEFICIALLY           PERCENT
   NAME AND ADDRESS         TITLE OF CLASS         OWNED             OF CLASS(1)
------------------------ ----------------    ------------------    -------------
Robert B. Legnosky
122 Perimeter Park Drive
Knoxville, Tennessee 37922   Common Stock              --                  --

John Stephen McNamara Jr.
122 Perimeter Park Drive
Knoxville, Tennessee 37922   Common Stock              --                  --


Michael Kesselbrenner
122 Perimeter Park Drive
Knoxville, Tennessee 37922   Common Stock              --                  --

All Officers and Directors
as a Group                   Common Stock              --                  --
-----------------------

(1) Applicable percentage of ownership is based on 248,970,579 shares of common stock outstanding as of December 4, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. There are no outstanding options, warrants or other securities convertible or exercisable into shares of common stock within 60 days of December 4, 2002 because Celerity Systems does not have and will not have any authorized but unissued shares of common stock within such 60 day period.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Celerity's common stock must report their initial ownership of the common stock and any changes in that ownership in reports, which must be filed with the SEC and Celerity. The SEC has designated specific deadlines for these reports and Celerity must identify those persons who did not file these reports when due.

      Based solely on a review of reports filed with Celerity, several persons (David Hultquist, Edward Kidston, Fenton Scruggs, Bruce Thompson, and Kenneth Van Meter) did not file all reports on time regarding transactions in Celerity's securities required to be filed for 2001 by Section 16(a) under the Securities Exchange Act of 1934. Each of Mr. Scruggs and Mr. Thompson filed one late report representing one transaction per person. Mr. Hultquist and Mr. Van Meter filed two late reports representing two transactions per person. Mr. Kidston filed three late reports representing three transactions. Though the required reports were not filed timely, they were subsequently filed, accordingly, there is no failure to file the required reports.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

      The Board of Directors of the Company consists of 5 seats. There are two vacancies on the Board of Directors that are not expected to be filled at the meeting. The Board of Directors has the right to fill the vacancy at any time, although the Board of Directors has no present plans to fill such vacancies. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The Board of Directors has nominated Robert B. Legnosky, John Stephen McNamara, Jr. and Michael Kesselbrenner for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees are unable or unwilling to serve as a director for any reason
(which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING

Robert B. Legnosky     Mr.  Robert  B.  Legnosky  has been our  President  and a
Age 29                 Director since October 30, 2002. Since 1998, Mr. Legnosky
                       has  served  as a  Senior  Technical  Consultant  in  AXA
                       Financial/Equitable  Life  where  he  provided  technical
                       support and  direction  on cash  analysis  and  monitored
                       unprocessed cash reports to ensure service standards.  In
                       1997 to 1998, Mr.  Legnosky  served as a Sales  Associate
                       with Cybermax Computer Inc. where he advised consumers on
                       personal   computers,   provided   technical  support  to
                       clients,  and  drafted  proposals.  In 1997 to 1998,  Mr.
                       Legnosky also served as a Group Life Claims Manager with Prudential Insurance Company where he evaluated life insurance claims. Mr. Legnosky Mr. Legnosky graduated from Rutgers University with a Bachelor of Science and Bachelor of Arts in 1996.

John Stephen           Mr. John Stephen McNamara,  Jr. has been a Director since
McNamara, Jr.          October 30, 2002.  Since 1998, Mr. McNamara has served as
Age 29                 a  Technical  Consultant  with  The  Equitable  where  he
                       provided  technical  support and  assistance to customers
                       and internal  personnel  for 401(k)  processing,  website
                       access,   and   acted   as   a   liaison   for   Momentum
                       Administrative  Services.  Mr.  McNamara  graduated  from
                       Rutgers University with a Bachelor of Arts in Psychology and a Bachelor of Arts in Sociology in 1996.

Michael                Dr.  Michael  Kesselbrenner  is a medical  doctor who has
Kesselbrenner,         served  as a  Director  in  the  Cardiac  Catheterization
Age 51                 Laboratory  in The  Valley  Hospital  in  Ridgewood,  New
                       Jersey since 1996,  a Director of Cardiac  Rehabilitation
                       in St.  Joseph's  Hospital in Paterson,  New Jersey since
                       1987 and has also taught at St.  Joseph's  Hospital since
                       1990.  Additionally,  Mr.  Kesselbrenner has also had his
                       own private  practice in Paramus,  New Jersey since 1986.
                       Beyond his current positions,  Mr.  Kesselbrenner has had
                       numerous   publications,    awards,   honors,    research
                       positions,  academic  appointments  and held many elected
                       offices.  Mr.   Kesselbrenner   graduated  from  Columbia
                       University  achieving  Magna  Cum Laude  honors  with his
                       undergraduate   degree  and  later  graduating  with  his
                       medical degree. Mr. Kesselbrenner continued his training for the next 8 years as an intern, resident and fellow in various locations in California and New Jersey up until 1986.

MEETINGS

      During the Company's fiscal year ending December 31, 2001 ("FISCAL 2001"), the Board of Directors met on 12 occasions, the Audit Committee met on 2 occasions and the Compensation Committee did not meet. Each incumbent director attended at least 75% of the total number of meetings of the Board and Committees on which he served.

      None of the directors or officers are an adverse party to any proceeding in connection with the Company or have any family relationships between them.


COMMITTEES OF THE BOARD OF DIRECTORS

      AUDIT COMMITTEE. John Stephen McNamara, Jr. and Michael Kesselbrenner will serve as members of the Audit Committee if elected to the Company's Board of Directors at the Special Meeting of the Shareholders. Messrs. McNamara and Kesselbrenner are independent members of the Board of Directors. The functions of the Audit Committee are primarily to: (1) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors, (2) to review the fees charged by the outside auditors for audit and non-audit services (3) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence, (4) to meet with outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall qualify of financial reporting, and (5) to meet with the outside auditors to discuss the scope of the annual audit, to discuss the audited financial statements. The Audit Committee met 2 times during fiscal 2001.

      COMPENSATION COMMITTEE. John Stephen McNamara, Jr. and Michael Kesselbrenner will serve as the members of our Compensation Committee if elected to the Company's Board of Directors at the Special Meeting of the shareholders. The Compensation Committee is responsible for making recommendations to our Board of Directors regarding compensation arrangements for our officers and for making recommendations to our Board of Directors regarding the adoption of any employee benefit plans and the grant of stock options or other benefits under such plans. The Compensation Committee did not meet during fiscal 2001.


AUDIT COMMITTEE REPORT

      The prior member of the Audit Committee, Dr. Scruggs, has reviewed and discussed with its independent auditors the matters required to be discussed by SAS61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board
Standard No. 1, and has discussed with the independent accountant the independent accountant's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. The Board of Directors has adopted a written charter for the audit committee. The Audit Committee met 2 times during fiscal 2001. Dr. Scruggs resigned from the Company's Board of Directors and Audit Committee on May 5, 2002.

COMPENSATION OF DIRECTORS

      IN 2001 AND 2002, our non-employee directors did not receive compensation for service on the board.

      IN 2000, our non-employee directors received $2,000 per calendar quarter payable in shares of our common stock. In addition, our non-employee directors received options to purchase 250 shares of our common stock at the market price of our Common Stock on the last day of each calendar quarter.

      IN 1999, our non-employee directors received $2,500 per calendar quarter payable in shares of our common stock.


EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2001, 2000, and 1999 paid to Kenneth D. Van Meter, our former Chairman of the Board, President, and Chief Executive Officer ("NAMED EXECUTIVE

OFFICER"). Mr. Van Meter resigned from being named Chairman of the Board, Chief Executive Officer and President on September 26, 2002. No other executive officer received compensation exceeding $100,000 during the fiscal year ended December 31, 2001.


SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION             LONG TERM COMPENSATION
                        ------------------------      -----------------------------
                                                  AWARDS
                                                  RESTRICTED     SECURITIES
                                                  STOCK          UNDERLYING   ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY      BONUS AWARD(S)  OPTIONS      COMPENSATION
---------------------------   ----   ------      ----- --------  -------      ------------

Kenneth D. Van Meter          2001   $254,286(1)    --       --          --      $5,438(4)
Chairman of the Board,        2000   $278,760(2)    --       --          --             --
Chief Executive Officer, and  1999   $170,100(3)    --       --          --             --
President



-------------------------

(1)   Includes $68,906 voluntarily deferred in 2001.


(2) Includes $13,125 voluntarily deferred in 2000 and $96,185 paid in common shares of the Company.


(3)   Includes $155,925 voluntarily deferred in 1999.


(4)   This represents a Company contribution to Mr. Van Meter's Simple IRA.

      The following table sets forth certain information concerning individual grants of stock options made as of the fiscal year ended December 31, 2001 to Mr. Van Meter. These options terminated 90 days after Mr. Van Meter's resignation on September 26, 2002.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                       PERCENT OF TOTAL
                       NUMBER OF        OPTIONS/SARS
                       SECURITIES        GRANTED TO
                    UNDERLYING/SARS   EMPLOYEES IN FISCAL   EXERCISE OR BASE
       NAME           GRANTED (#)           YEAR             PRICE ($/SH)      EXPIRATION DATE
        (A)               (B)                (C)                 (D)                 (E)

  Kenneth D. Van Meter   100,000            54.7%                $1.50            11/7/2011


      The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2001 by Mr. Van Meter.


     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                                     VALUE OF
                                                                                     UNEXERCISED
                           NUMBER OF               NUMBER OF SECURITIES              IN-THE-MONEY
                           SHARES                  UNDERLYING UNEXERCISED            OPTIONS AT
                           ACQUIRED                OPTIONS AT                        DECEMBER 31,
                           ON         VALUE        DECEMBER 31, 2001                 2001(1)
NAME                       EXERCISE   REALIZED     EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
----                       --------   --------     -------------------------         -------------------------

Kenneth D. Van Meter           --        --           45,660          75,000              -0-              -0-

----------------

(1) Amount reflects the market value of the underlying shares of Common Stock at the closing price reported on the Over-the-Counter Bulletin Board on December 31, 2001 ($0.048 per share), less the exercise price of each option.


EMPLOYMENT AGREEMENT

      Celerity Systems does not currently have any employment contracts with its sole officer. Until September 24, 2002, Celerity had an employment agreement with its former President and Chief Executive Officer, Mr. Kenneth D. Van Meter. This agreement terminated upon Mr. Van Meter's resignation.


STOCK OPTION PLANS

      On August 10, 1995, the Board of Directors and stockholders adopted our 1995 Stock Option Plan (the "1995 PLAN"). The 1995 Plan provides for the grant of options to purchase up to 178,929 shares of Common Stock to our employees and officers. In August 1997, our Board of Directors and the stockholders adopted our 1997 Stock Option Plan. The 1997 Plan provides for the grant of options to purchase up to 200,000 shares of Common Stock to our employees, directors, and officers. In November 2001, our Board of Directors adopted our 2001 Stock Option Plan. The 2001 Plan provides for the grant of options to purchase up to 10,000,000 shares of common stock to our employees, directors and officers. In September 2002, the Board of Directors approved the 2002 Stock Option Plan. The 2002 Plan provides for the grant of options to purchase up to 10,000,000 shares of common stock to our employees, directors and officers. Options granted under the Plans may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "CODE"), or non-qualified options.

      The Plans are administered by our Board of Directors which serves as the stock option committee and which determines, among other things, those individuals who receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option, and the option exercise price.

      The exercise price per share of Common Stock subject to an incentive stock option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Board of Directors, but may not be less than 85% of the fair market value of the Common Stock on the date of the grant. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, more than 10% of the total combined voting power of all classes of capital stock of the Company (a "10% STOCKHOLDER") shall be eligible to receive any incentive stock options under the Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant.

      No stock option may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option will be exercisable only by the optionee or a representative of such optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the stock option committee. Upon termination of employment of an optionee by reason of death, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination. Under the 1997 Plan, upon termination of employment of an optionee by reason of total disability (as defined in the 1997
Plan) such optionee's options remain exercisable for one year thereafter.

      Options under the 1995 Plan must be issued within 10 years from August 10, 1995, the effective date of the 1995 Plan. Options under the 1997 Plan must be issued within 10 years from August 6, 1997, the effective date of the 1997 Plan. Options under the 2001 Plan must be issued within 10 years from November 7, 2001, the effective date of the 2001 Plan. Options under the 2002 Plan must be issued within 10 years from September 2002, the effective date of the 2002 Plan. Incentive stock options granted under the Plans cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10%
Stockholder are limited to five-year terms. Payment of the exercise price for options granted under the Plans may be made in cash or, if approved by our Board of Directors, by delivery to us of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

      Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by us become available again for issuance under the Plan from which they were granted.

      On November 25, 1998, our Board of Directors approved a resolution that permitted us to reprice all outstanding options to purchase Common Stock which were held by employees as of December 1, 1998, to a price equal to the closing of our Common Stock reported on the Nasdaq SmallCap Market on December 1, 1998. Such closing price on December 1, 1998 was $.688 per share.


CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

      On April 24, 2002, Celerity entered into a purchase order financing arrangement with Kidston Communications. Kidston Communications is controlled by Ed Kidston, a former director and a shareholder of Celerity. Pursuant to this arrangement, Kidston Communications will purchase products and materials from Celerity in sufficient quantities to fill open purchase orders received by Celerity. Upon such purchase, title to the products and materials needed to fill the open purchase orders vests in Kidston Communications and are segregated from the Celerity's products and materials. Celerity is then responsible for production of the final products to be shipped to the customers. The purchase price for these products and materials is the amount of the open purchase orders, less a 15% discount. If the order is filled after 10 months, then an interest charge of 1.5% per month will apply. This discount will be accounted for as an interest expense on Celerity's financial statements and amounts to approximately $102,555 as of September 30, 2002. As of September 30, 2002, Kidston Communications has financed open purchase orders having a value of $680,705.

      On March 19, 2002, Ed Kidston, a former director and a shareholder of Celerity, purchased 6 shares of Series E Preferred Stock. Mr. Kidston paid $10,000 per share or an aggregate amount of $60,000. These shares had a value of $60,000 on the date of issuance. The Series E Preferred Stock provides for preferential dividends at an annual rate of 8%. The preferred stock was convertible into shares of common stock at a conversion price equal to $0.02 per share, subject to availability, at any time during the two years following execution of the subscription agreements. All of these shares were converted into 3,000,000 shares of common stock in November 2002.

      On March 5, 2001, we entered into a National Distributor Agreement for the education market with Kidston Communications, a company controlled by Edward Kidston, a former director and a shareholder of Celerity. Pursuant to the terms of this Agreement, Kidston Communications is the exclusive national distributor in the education market in the United States. The term of the Agreement is through December 31, 2003 and will automatically renew for additional three-year periods unless one party notifies the other of its intent not to renew at least 30 days prior to the end of the then current term. The Agreement provides that Kidston Communications may purchase products from Celerity at a five percent discount to list price, provided that the price is not higher than the price paid by other customers for like quantities of similar products and with similar terms and conditions. If Kidston Communications exceeds its sales targets by at least thirty percent, then it will receive an additional 5% discount to the list price. Sales targets will be established annually by the parties by December 15 of the preceding year. During 2001, we had sales of $87,800 to Kidston Communications.

      During 2001, Celerity received $54,000 in short-term financing from David Hultquist, a former director. In connection with these notes, the individual received warrants to purchase 54,000 shares of common at $0.20 per share. These warrants were charged to operations as interest expense. The value of the warrants, $5,375, was determined using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 4.00% or 7.00%, expected dividends of zero, volatility range of 207.57% and 213.81% and expected lives of up to two years. These warrants expire between February and September 2003.

      Several persons affiliated with us have permitted us to defer paying them certain amounts we owe to them. Mr. Van Meter, a former director and officer, has permitted the deferral of compensation payments, $70,875 in 1998, $204,515 in 1999, $18,750 in 2000 and $68,906 in 2001. At September 30, 2002, Mr. Van
Meter was owed an additional $98,438 in back pay for 2002. In addition, Celerity issued 5 shares of Series B Preferred Stock to Mr. Van Meter in lieu of payment for payroll and accounts payable. These shares had a value of $50,000 on the date of issuance.

      In the second quarter of 2000, we consummated a private placement of Common Stock and warrants to purchase Common Stock (the "SPRING 2000 PLACEMENT") in exchange for which we canceled some of our outstanding debt, including Royalty Notes, and deferred payments of monies owed by some of our creditors, including some of our current and former officers, directors and employees. All investors in the private offering received shares of our Common Stock with an aggregate value equal to the amount of debt canceled (calculated at the average closing bid price of our Common Stock on the OTC bulletin board for the five trading days prior to our acceptance of the respective subscription agreement less twenty percent) plus warrants to purchase Common Stock at the rate of one share for each five dollars of debt canceled. Investors in the spring 2000 Placement included Mr. Van Meter ($390,647); and Dr. Scruggs ($109,991), both former directors.

      In conjunction with a loan to a third party in mid-1999, Dr. Fenton Scruggs, a former director, transferred approximately 278,000 tradeable shares of Common Stock into an escrow account for our benefit, the loan was repaid on December 1, 1999; Dr. Scruggs' shares were subsequently released from escrow. Dr. Scruggs was issued 55,583 shares of Common Stock (20% of the number of shares he placed into escrow) in January 2000 for the use of such shares.

      In December 1999, David Hultquist, who subsequently became a director of the Company in October 2000 and resigned in October 2002, purchased 400,000 shares of Common Stock at the then current market price. We previously registered 400,000 of such shares. We also entered into a loan arrangement with Mr. Hultquist. Such arrangement provides that in connection with loans made thereunder, we issued him a warrant to purchase up to 200,000 shares of Common Stock at the then current market price. At December 31, 2001, there were warrants to purchase 179,000 shares of common stock outstanding.

      We also entered into a consulting agreement with Mr. Hultquist, a former director, for his services payable in shares of Common Stock (calculated monthly at a price equal to the average for the most recent five trading days less 20%), plus the issuance of one share of Common Stock per each dollar of fees. We have recorded a $40,000 expense.

      Several persons affiliated with us have made cash loans to the Company. Mr. Van Meter, a former director, loaned us an aggregate of $550,000 during 1998 and aggregate of $17,219 during 1999 and made no loans to us during 2000 or 2001. Dr. Scruggs, a former director, loaned the Company $100,000 in 1998. Mr. Hultquist, a former directors, loaned us $70,000 in the first quarter of 2000 (which was repaid in cash) and $125,000 in the second quarter of 2000 which remains outstanding.

      Except for the loans from Mr. Hultquist, a former director, and approximately $147,000 of compensation owed to former employees, none of the amounts owed described in this section remain outstanding due to such persons' investments in the transactions described in the following section.

      In October 1998, we consummated a private placement (the "1998 ROYALTY PLACEMENT") of $450,000, aggregate principal amount, 7% Notes due 1999 and 2001 ("ROYALTY NOTES") in which subscribers were also entitled to received royalties of $0.50 for each $100,000 invested (pro rated for lesser investments) for each set top box sold over a period of five years or the total notes placed. Each of Messrs. Van Meter and Smith and Dr. Scruggs, both former directors, purchased Royalty Notes by the cancellation of our indebtedness or canceling our obligation to pay them money, the payment of which was then being deferred. The amounts of Royalty Notes purchased were $50,000, $25,000 and $100,000 for Van Meter, Smith and Scruggs respectively. William Chambers, then an officer of the Company, purchased a Royalty Note in the Royalty Private Placement for $50,000.

      We believe that each of the above referenced transactions was made on terms no less favorable to us than could have been obtained from and unaffiliated third party. Furthermore, any future transactions or loans between the Company and officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors, including a majority of our independent and disinterested directors who have access at our expense to our legal counsel.

            PROPOSAL 2- AMENDMENT TO THE CERTIFICATE OF INCORPORATION

      Our Company's Board of Directors proposes an amendment to our Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share to 5,000,000,000 shares. Proposal 2, if approved, will then increase the authorized common stock to 5,000,000,000 shares.

      There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

      o The ability to raise capital by issuing capital stock.

      o The ability to fulfill our Company's obligations by having capital stock available upon the exercise or conversion of outstanding options, warrants and convertible debentures.

      The disadvantages include:

      o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

      o The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by potential suitors or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

      If the amendment to our Company's Certificate of Incorporation is adopted, a Certificate of Amendment to the Certificate of Incorporation of Celerity Systems, Inc. will be filed with the Delaware Secretary of State no earlier than January 14, 2003 so that the first sentence of Article FOURTH of the Certificate of Incorporation shall be as follows:

            "The total number of shares of capital stock that the Corporation has authority to issue is (i) five billion (5,000,000,000) shares of common stock with a par value of $0.001 per share ("Common Stock"); and
            (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the "Designated Preferred Stock")."

      The Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company does not have any current arrangement or commitment for financing or acquisitions. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 250,000,000 to 5,000,0000,000 shares.

                          DESCRIPTION OF CAPITAL STOCK

      AUTHORIZED CAPITAL STOCK. The authorized capital stock of our Company consists of 250,000,000 shares of common stock and 3,000,000 shares of preferred stock. On April 9, 2002, our Company held its 2001 Annual Meeting of Shareholders. The shareholders approved a one-for-twenty reverse stock split. In addition, the shareholders approved an increase in the Company's authorized capital stock to 250,000,000 shares of common stock after taking into account the one-for-twenty reverse stock split. The reverse stock split became effective at the close of business on April 24, 2002.

      COMMON STOCK. Each holder of common stock is entitled to one vote for each share held on all matters submitted to a vote by the Company's shareholders. The holders of common stock vote together as a single class. As of December 4, 2002, the Company had 248,970,579 shares of common stock outstanding.

      PREFERRED STOCK. The Company is authorized to issue up to 3,000,000 shares of preferred stock in one or more series, with the rights, powers and preferences to be designated from time to time by the Company's Board of Directors. As of the date hereof there are no outstanding shares of preferred stock. The Company's Board of Directors has designated four series of preferred stock, Series B, Series C, Series D and Series E. The designations of the preferred stock are described below.

            SERIES B PREFERRED STOCK. The Company's Board of Directors had authorized the issuance of 100 shares of Series B Preferred Stock, all of which were previously issued and converted into shares of common stock. Accordingly, no shares of Series B Preferred Stock remain authorized. The designations of the Series B Preferred Stock were as follows:

                  DIVIDENDS. The holders of Series B Preferred Stock are entitled to receive in each fiscal year preferential dividends in cash at a rate of 8% per year when and as declared by the Company's Board of Directors. The holders are also entitled to participate in any dividends declared on shares of the Company's common stock.

                  LIQUIDATION. Upon a liquidation of the Company, the holders of each share of Series B Preferred Stock are entitled to receive, prior to any distribution to any holders of common stock or any junior preferred stock, an amount equal to the greater of (a) $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends or (b) the amount such holder would be entitled to receive in such liquidation if the Series B Preferred Stock had been converted into common stock.

                  REDEMPTION. On the second anniversary of the issuance of the Series B Preferred Stock, the Company is obligated to redeem the Series B Preferred Stock (to the extent of funds legally available for such purpose) from the holders thereof. The redemption price is equal to $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends.

                  VOTING. The holders of the Series B Preferred Stock are entitled to vote as a single class with the holders of common stock on an as-converted basis. As such, the holders of the Series B Preferred Stock are entitled to no votes at the annual meeting.

                  CONVERSION. At the holder's option, the holders of the Series B Preferred Stock may convert their shares of Series B Preferred Stock into common stock at a conversion rate of $0.025 per share (as adjusted for certain events). Upon conversion, all accrued but unpaid dividends will be forfeited. To the extent that there is an insufficient number of shares of common stock available, which has been the case since the Series B Preferred Stock was issued, then the conversion period will be extended by the number of days such shares of common stock were unavailable. As of December 4, 2002, the Company had no shares of Series B Preferred Stock outstanding.

            SERIES C PREFERRED STOCK. The Company's Board of Directors has authorized the issuance of 100 shares of Series C Preferred Stock, of which 6 shares were previously issued and converted into shares of common stock. Accordingly, 94 shares of Series C Preferred Stock remained authorized. The designations of the Series C Preferred Stock is as follows:

                  DIVIDENDS. The holders of Series C Preferred Stock are entitled to receive in each fiscal year preferential dividends in cash at a rate of 8% per year when and as declared by the Company's Board of Directors. The holders are also entitled to participate in any dividends declared on shares of the Company's common stock.

                  LIQUIDATION. Upon a liquidation of the Company, the holders of each share of Series C Preferred Stock are entitled to receive, prior to any distribution to any holders of common stock or any junior preferred stock, an amount equal to the greater of (a) $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends or (b) the amount such holder would be entitled to receive in such liquidation if the Series C Preferred Stock had been converted into common stock.

                  REDEMPTION. On the second anniversary of the issuance of the Series C Preferred Stock, the Company is obligated to redeem the Series C Preferred Stock (to the extent of funds legally available for such purpose) from the holders thereof. The redemption price is equal to $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends.

                  VOTING. The holders of the Series C Preferred Stock are entitled to vote as a single class with the holders of common stock on an as-converted basis. As such, the holders of the Series C Preferred Stock are entitled to no votes at the annual meeting.

                  CONVERSION. At the holder's option, the holders of the Series C Preferred Stock may convert their shares of Series C Preferred Stock into common stock at a conversion rate of $0.04 per share (as adjusted for certain events). Upon conversion, all accrued but unpaid dividends will be forfeited. To the extent that there is an insufficient number of shares of common stock available, which has been the case since the Series C Preferred Stock was issued, then the conversion period will be extended by the number of days such shares of common stock were unavailable. As of December 4, 2002, the Company had no shares of Series C Preferred Stock outstanding.

            SERIES D PREFERRED STOCK. The Company's Board of Directors has authorized the issuance of 100 shares of Series D Preferred Stock, of which 5.4 shares of Series D. Preferred Stock were previously issued and converted into common stock. Accordingly, 94.6 shares of Series D. Preferred Stock remained authorized. The designations of the Series D Preferred Stock is as follows:

                  DIVIDENDS. The holders of Series D Preferred Stock are entitled to receive in each fiscal year preferential dividends in cash at a rate of 8% per year when and as declared by the Company's Board of Directors. The holders are also entitled to participate in any dividends declared on shares of the Company's common stock.

                  LIQUIDATION. Upon a liquidation of the Company, the holders of each share of Series D Preferred Stock are entitled to receive, prior to any distribution to any holders of common stock or any junior preferred stock, an amount equal to the greater of (a) $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends or (b) the amount such holder would be entitled to receive in such liquidation if the Series D Preferred Stock had been converted into common stock.

                  REDEMPTION. On the second anniversary of the issuance of the Series D Preferred Stock, the Company is obligated to redeem the Series D Preferred Stock (to the extent of funds legally available for such purpose) from the holders thereof. The redemption price is equal to $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends.

                  VOTING. The holders of the Series D Preferred Stock are entitled to vote as a single class with the holders of common stock on an as-converted basis. As such, the holders of the Series D Preferred Stock are entitled to no votes at the annual meeting.

                  CONVERSION. At the holder's option, the holders of the Series D Preferred Stock may convert their shares of Series D Preferred Stock into common stock at a conversion rate of $0.01 per share (as adjusted for certain events). Upon conversion, all accrued but unpaid dividends will be forfeited. To the extent that there is an insufficient number of shares of common stock available, which has been the case since the Series D Preferred Stock was issued, then the conversion period will be extended by the number of days such shares of common stock were unavailable. As of December 4, 2002, the Company had no shares of Series D Preferred Stock outstanding.

            SERIES E PREFERRED STOCK. The Company's Board of Directors has authorized the issuance of 100 shares of Series E Preferred Stock, of which 10 shares were previously issued and converted into shares of common stock. Accordingly, 90 shares of Series D Preferred Stock remained authorized. The designations of the Series E Preferred Stock is as follows:

                  DIVIDENDS. The holders of Series E Preferred Stock are entitled to receive in each fiscal year preferential dividends in cash at a rate of 8% per year when and as declared by the Company's Board of Directors. The holders are also entitled to participate in any dividends declared on shares of the Company's common stock.

                  LIQUIDATION. Upon a liquidation of the Company, the holders of each share of Series E Preferred Stock are entitled to receive, prior to any distribution to any holders of common stock or any junior preferred stock, an amount equal to the greater of (a) $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends or (b) the amount such holder would be entitled to receive in such liquidation if the Series E Preferred Stock had been converted into common stock.

                  REDEMPTION. On the second anniversary of the issuance of the Series E Preferred Stock, the Company is obligated to redeem the Series E Preferred Stock (to the extent of funds legally available for such purpose) from the holders thereof. The redemption price is equal to $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends.

                  VOTING. The holders of the Series E Preferred Stock are entitled to vote as a single class with the holders of common stock on an as-converted basis. As such, the holders of the Series E Preferred Stock are entitled to no votes at the annual meeting.

                  CONVERSION. At the holder's option, the holders of the Series E Preferred Stock may convert their shares of Series E Preferred Stock into common stock at a conversion rate of $0.001 per share (as adjusted for certain events). Upon conversion, all accrued but unpaid dividends will be forfeited. To the extent that there is an insufficient number of shares of common stock available, which has been the case since the Series E Preferred Stock was issued, then the conversion period will be extended by the number of days such shares of common stock were unavailable. As of December 4, 2002, the Company had no shares of Series E Preferred Stock outstanding.

      OPTIONS. As of December 4, 2002, the Company had outstanding options to purchase 7,376,388 shares of common stock at a weighted average exercise price of $0.0064 per share. Of that total, options to purchase 1,906,447 shares of common stock were vested at a weighted average exercise price of $0.256 per share.

      WARRANTS. As of December 4, 2002, the Company had outstanding warrants to purchase 453,573 shares of common stock at a weighted average exercise price of $3.69 per share. These warrants become exercisable on the date on which the holder converts any Series B Preferred Stock into shares of common stock. Thereafter, the holder will have two years to exercise the warrants.

      CONVERTIBLE DEBENTURES. As of December 4, 2002, the Company had issued Convertible Debentures in the original principal amount of $4,012,744. Of that total, $1,430,000 of convertible debentures accrue interest at 10% per year and are convertible into shares of common stock at a price equal to 87.5% of the lowest closing bid price of the Company's common stock for the five trading days immediately preceding conversion. This debenture is secured by substantially all of Celerity's assets. The balance of the Convertible Debentures accrue interest at 4% per year and are convertible into shares of common stock at a price equal to 75.0% of the average closing bid price of the Company's common stock for the five trading days immediately preceding conversion. If such conversion had taken place on November 15, 2002 then the holders of the Convertible Debentures would have received 2,299,800,000 shares of common stock. These Convertible Debentures have a term of four years.

      TRANSFER AGENT AND REGISTRAR. American Stock Transfer & Trust Company is the transfer agent and registrar for our common stock. Its address is 6201 Fifteenth Avenue, Brooklyn, New York 11219.

       PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Company has appointed HJ & Associates, LLC as the Company's independent accountants for the fiscal years ending December 31, 2002 and 2003. HJ & Associates, LLC has served as the Company's independent accountants since December 11, 2001. Services provided to the Company in fiscal 2001 included the examination of the Company's consolidated financial statements, reviews of quarterly reports and services related to filings with the Securities and Exchange Commission.

      Representatives of HJ & Associates, LLC will be available by phone at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2002 AND 2003.

      In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

                                  OTHER MATTERS

      As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                             INDEPENDENT ACCOUNTANTS

      The firm of Pricewaterhouse Coopers LLP served as our Company's independent accountants for Fiscal 2001 in connection with the review of the Form 10-QSBs. The Company retained HJ & Associates, LLC to audit its financial statements for Fiscal 2001. Representatives of the firm will be available by telephone to respond to questions at the Special Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company recommends and anticipates that HJ & Associates will serve as its independent accountants for Fiscal 2002 and 2003.

      AUDIT FEES. The aggregate fees billed for professional services rendered was $48,000 for the audit of the Company's annual financial statements for the year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for the 2001 fiscal year. The Company anticipates that the aggregate fees to be billed for the 2002 fiscal year audit will be approximately $45,000.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2001.

      ALL OTHER FEES. Other than the services described above under the captions "Audit Fees," the aggregate fees billed for services rendered by PricewaterhouseCoopers was $15,500 for the year ended December 31, 2001. These fees related to the review of the Company's registration statements.

      The Company's Audit Committee took into consideration whether the provision of the services described above was for fiscal year 2001 and will be for fiscal year 2002 compatible with maintaining the principal accountant's independence.

                  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On December 11, 2001, Celerity Systems dismissed PricewaterhouseCoopers LLP ("PRICEWATERHOUSECOOPERS") as its independent certified public accountant.

      PricewaterhouseCoopers' reports on Celerity's financial statements for each of the years ended December 31, 1999 and 2000, respectively, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports from PricewaterhouseCoopers for each of the two years ended December 31, 1999 and 2000, respectively, expressed substantial doubts about Celerity's ability to continue as a going concern.

      PricewaterhouseCoopers'   dismissal  was   recommended   and  approved  by
Celerity's Audit Committee and Board of Directors.

      For each of the two years ended December 31, 1999 and 2000, and through December 11, 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      For each of the two years ended December 31, 1999 and 2000, and through December 11, 2001, PricewaterhouseCoopers did not advise Celerity of any of the matters identified in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B.

      On December 11, 2001, Celerity engaged HJ & Associates, LLC as its principal accountant to audit Celerity's financial statements. Celerity did not consult HJ & Associates, LLC on any matters described in paragraph (a)(2)(i) or
(ii) of Item 304 of Regulation S-B since January 1, 2000 or any subsequent interim period prior to engaging HJ & Associates, LLC.



                             ADDITIONAL INFORMATION

      SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING. Shareholders interested in submitting a proposal for inclusion in the proxy materials for our 2003 Annual Meeting of the Shareholders may do so by the following procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934. The date of the meeting has not been scheduled but is expected to be more than 30 days later than the prior year's annual meeting date. As prescribed in Rule 14a-8(e)(2,), inclusion of a shareholder's proposal must be submitted to our Company in a reasonable time before it begins to print and mail its proxy materials. Those dates will be disclosed once they are established by our Company's Board of Directors. Any shareholder proposals should be addressed to our Company's Secretary, 122 Perimeter Park Drive, Knoxville, Tennessee 37922.

      PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. The cost of such solicitation is not expected to exceed $15,000, including the cost of printing proxy statements and proxy cards. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

      INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Robert B. Legnosky

                                        Robert B. Legnosky
                                        President and Director

Knoxville, Tennessee
December 18, 2002

                             CELERITY SYSTEMS, INC.
                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints David Leigh, as proxy, with full power of substitution, to represent the undersigned and to vote all shares of capital stock of Celerity Systems, Inc., which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Shareholders to be held December 30, 2002, or any adjournment thereof, upon all matters coming before the meeting.

1. ELECTION OF DIRECTORS: The election of three directors: Robert B. Legnosky, John Stephen McNamara, Jr. and Michael Kesselbrenner, to hold office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.


               FOR ALL            WITHHOLD AUTHORITY        FOR ALL, EXCEPT
        nominees listed above      to vote FOR ALL                [ ]
                 [ ]             nominees listed above   to withhold authority
                                         [ ]             to vote, mark "FOR ALL,
                                                         EXCEPT" and write the
                                                         Nominee's name on the
                                                               line below

                                                        ------------------------

2. AMENDMENT TO ARTICLES OF INCORPORATION: To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 5,000,000,000 shares of common stock.

                 FOR                   AGAINST                   ABSTAIN
                 [ ]                     [ ]                       [ ]


3. RATIFY INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of HJ & Associates, LLC as the Company's independent accountants for 2002 and 2003.

                 FOR                   AGAINST                   ABSTAIN
                 [ ]                     [ ]                       [ ]


--------------------------------------------------------------------------------
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

                                          DATED:___________________ , 2002

--------------------------------------    --------------------------------------
Print Name                                              Signature


--------------------------------------    --------------------------------------
Print Name, if held jointly                     Signature if held jointly

                                          Please date,  print and sign your name
                                          above.  When  shares are held by joint
                                          tenants,   both  should   sign.   When
                                          signing  as  attorney,   as  executor,
                                          administrator,  trustee  or  guardian,
                                          please  give full title as such.  If a
                                          corporation,   please   sign  in  full
                                          corporate  name by  President or other
                                          authorized  officer. If a partnership,
                                          please  sign  in  partnership  name by
                                          authorized person.

                             CELERITY SYSTEMS, INC.
                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints David Leigh, as proxy, with full power of substitution, to represent the undersigned and to vote all shares of capital stock of Celerity Systems, Inc., which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Shareholders to be held December 30, 2002, or any adjournment thereof, upon all matters coming before the meeting.

1. ELECTION OF DIRECTORS: The election of three directors: Robert B. Legnosky, John Stephen McNamara, Jr. and Michael Kesselbrenner, to hold office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.


               FOR ALL            WITHHOLD AUTHORITY        FOR ALL, EXCEPT
        nominees listed above      to vote For All                [ ]
                 [ ]             nominees listed above   to withhold authority
                                         [ ]             to vote, mark "FOR ALL,
                                                         EXCEPT" and write the
                                                         Nominee's name on the
                                                               line below

                                                        ------------------------

2. AMENDMENT TO ARTICLES OF INCORPORATION: To approve an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 5,000,000,000 shares of common stock.

                 FOR                   AGAINST                   ABSTAIN
                 [ ]                     [ ]                       [ ]


3. RATIFY INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the of appointment of HJ & Associates, LLC as the Company's independent accountants for 2002 and 2003.

                 FOR                   AGAINST                   ABSTAIN
                 [ ]                     [ ]                       [ ]


--------------------------------------------------------------------------------
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

                                          DATED:___________________ , 2002

--------------------------------------    --------------------------------------
Print Name                                              Signature


--------------------------------------    --------------------------------------
Print Name, if held jointly                     Signature if held jointly

                                          Please date,  print and sign your name
                                          above.  When  shares are held by joint
                                          tenants,   both  should   sign.   When
                                          signing  as  attorney,   as  executor,
                                          administrator,  trustee  or  guardian,
                                          please  give full title as such.  If a
                                          corporation,   please   sign  in  full
                                          corporate  name by  President or other
                                          authorized  officer. If a partnership,
                                          please  sign  in  partnership  name by
                                          authorized person.